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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FARMLAND PARTNERS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED APRIL 4, 2016

                , 2016

Dear Fellow Stockholders:

        You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the "Annual Meeting") of Farmland Partners Inc., which will be held at our offices, located at 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, on May 25, 2016, at 8:00 a.m. Mountain Time.

        The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

        In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send our stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. This notice also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. We believe the use of the Internet makes the proxy distribution process more efficient and less costly, and helps in conserving natural resources.

        The Proxy Statement, the Notice of Annual Meeting of Stockholders and the 2015 Annual Report to Stockholders/Form 10-K are available at http://www.proxyvote.com and may also be accessed through our website at www.farmlandpartners.com under the "SEC Filings" section. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

        Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

        On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you on May 25, 2016.

Sincerely,

Paul A. Pittman
 Executive Chairman, President and Chief Executive Officer

FARMLAND PARTNERS INC.
4600 S. Syracuse Street, Suite 1450
Denver, Colorado 80237

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 25, 2016

        NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders (the "Annual Meeting") of Farmland Partners Inc. (the "Company") will be held at the Company's offices, located at 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, on May 25, 2016, at 8:00 a.m. Mountain Time, for the following purposes:

  (1)
  to elect the six director nominees named in the Proxy Statement;

  (2)
  to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016;

  (3)
  to approve the issuance of shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), upon redemption of 883,724 of the Class A common units of limited partnership interest in the Company's operating partnership ("OP units") issued in connection with the Company's acquisition of the Justice farms on June 2, 2015; and

  (5)
  to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting.

        The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on March 10, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Accordingly, only stockholders of record at the close of business on March 10, 2016 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

        Your vote is important. Whether or not you expect to attend the meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy so that your shares may be represented at the meeting.

By Order of the Board of Directors,
Luca Fabbri Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
                    , 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2016.

This Notice of Annual Meeting and Proxy Statement and our Annual Report to
Stockholders/Form 10-K for the fiscal year ended December 31, 2015 are available at www.proxyvote.com.

i

FARMLAND PARTNERS INC.

4600 S. Syracuse Street, Suite 1450
Denver, Colorado 80237

PROXY STATEMENT

ABOUT THE MEETING

Why am I receiving this Proxy Statement?

        This Proxy Statement contains information related to the solicitation of proxies for use at our 2016 Annual Meeting of Stockholders, to be held at the Company's offices, located at 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, on May 25, 2016, at 8:00 a.m. Mountain Time, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by Farmland Partners Inc. on behalf of our Board of Directors (also referred to as the "Board" in this Proxy Statement). "We," "our," "us" and the "Company" refer to Farmland Partners Inc.

        We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our stockholders of record on March 10, 2016. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about                        , 2016, we intend to make this Proxy Statement available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of such request.

        This Proxy Statement and our Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2015 are available at http://www.proxyvote.com. This website address contains the following documents: the Notice, the Proxy Statement and proxy card sample, and the 2015 Annual Report to Stockholders/Form 10-K. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

What am I being asked to vote on?

        You are being asked to vote on the following proposals:

  •
  Proposal 1 (Election of Directors):  The election of the six director nominees named in this Proxy Statement, each for a term expiring at the 2017 annual meeting of stockholders;

  •
  Proposal 2 (Ratification of PricewaterhouseCoopers LLP):  The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

  •
  Proposal 3 (Approval of the Potential Future Issuance of Shares of Common Stock upon redemption of 883,724 of the OP Units Issued in the Justice Transaction):  The approval of the potential future issuance of shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), upon redemption of 883,724 Class A common units of limited partnership interests ("OP units") of Farmland Partners Operating Partnership, L.P. (the "Operating Partnership") issued in connection with the Justice Transaction (as defined herein) in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership (the

    "Partnership Agreement") of the Operating Partnership (the "Justice Redemption Right Proposal"); and

  •
  To transact any other business that may properly come before the Annual Meeting or any adjournment(s) or postponements of the Annual Meeting.

What are the Board's voting recommendations?

        The Board recommends that you vote as follows:

  •
  Proposal 1 (Election of Directors):  "FOR" each of the Board nominees for election as directors;

  •
  Proposal 2 (Ratification of PricewaterhouseCoopers LLP):  "FOR" the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

  •
  Proposal 3 (Approval of the Justice Redemption Right Proposal):  "FOR" the approval of the potential future issuance of shares of Common Stock upon redemption of 883,724 OP units issued in connection with the Justice Transaction in accordance with the terms of the Partnership Agreement.

Who is entitled to vote at the Annual Meeting?

        Only holders of record of our Common Stock at the close of business on March 10, 2016, the record date for the Annual Meeting (the "Record Date"), are entitled to receive notice of the Annual Meeting and to vote at the meeting. Our Common Stock constitutes the only class of securities entitled to vote at the meeting.

What are the voting rights of stockholders?

        Each share of our Common Stock outstanding on the Record Date entitles its holder to cast one vote on each matter to be voted on.

        No dissenters' rights are provided under the Maryland General Corporation Law, our Articles of Amendment and Restatement or our bylaws with respect to any of the proposals described in this Proxy Statement.

Who can attend the Annual Meeting?

        All holders of our Common Stock at the close of business on the Record Date (March 10, 2016), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If you attend the meeting, you may be asked to present valid photo identification, such as a driver's license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting. For directions to the Annual Meeting, contact our Secretary at (720) 452-3100.

        Please also note that if you are the beneficial owner of shares held in "street name" (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  •
  Stockholder of record.  If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

  •
  Beneficial owner of shares held in street name.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in "street name," and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the organization that holds your shares.

What will constitute a quorum at the Annual Meeting?

        The presence at the meeting, in person or by proxy, of the holders of a majority of our Common Stock outstanding on the Record Date (March 10, 2016) will constitute a quorum, permitting the stockholders to conduct business at the meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 11,977,279 shares of our Common Stock outstanding.

        If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting.

What are broker non-votes?

        Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If that happens, the nominees may vote those shares only on matters deemed "routine" by the New York Stock Exchange (the "NYSE"), the exchange on which shares of our Common Stock are listed. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called "broker non-vote."

        Proposal 2 (ratification of PricewaterhouseCoopers LLP) is the only proposal that is considered "routine" under the NYSE rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016, even if the broker or other nominee does not receive voting instructions from you.

        Under NYSE rules, Proposal 1 (Election of Directors) and Proposal 3 (the Justice Redemption Right Proposal) are proposals considered to be non-routine. Consequently, if you do not give your broker or other nominee instructions, your broker or other nominee will not be able to vote on these proposals, and broker non-votes may exist with respect to the election of directors and the Justice Redemption Right Proposal.

How many votes are needed for the proposals to pass?

        The proposals to be voted on at the Annual Meeting have the following voting requirements:

  •
  Proposal 1 (Election of Directors):  Directors are elected by plurality vote. There is no cumulative voting in the election of directors. Therefore, the six director nominees receiving the highest number of "FOR" votes will be elected. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

  •
  Proposal 2 (Ratification of PricewaterhouseCoopers LLP):  The affirmative vote of a majority of the votes cast is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016, which is considered a routine matter under NYSE rules. For purposes of the vote on the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

  •
  Proposal 3 (Approval of the Justice Redemption Right Proposal):  The affirmative vote of a majority of the votes cast is required to approve the potential future issuance of shares of Common Stock upon the redemption of 883,724 of the OP units issued in the Justice Transaction. For purposes of the vote on the potential future issuance of shares of Common Stock upon the redemption of 883,724 OP units issued in the Justice Transaction, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

Will any other matters be voted on?

        As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.

How do I vote?

        If you are a registered stockholder, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet or telephone is 11:59 a.m. Eastern Time on the day before the Annual Meeting date. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting and vote in person.

        If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

        If you sign and submit your proxy without specifying how you would like your shares voted, your shares will be voted in accordance with the Board's recommendations specified above under "What are the Board's voting recommendations?" and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting.

If I plan to attend the Annual Meeting, should I still vote by proxy?

        Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for stockholders of record. Beneficial owners of shares held in street name who wish to vote in person at the Annual Meeting must request a legal proxy from the organization that holds their shares and bring that legal proxy to the Annual Meeting.

How are proxy card votes counted?

        If the accompanying proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: "FOR" the election of all nominees for the Board named in this Proxy Statement; "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; "FOR" the approval of the Justice Redemption Right Proposal; and as recommended by the Board with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

        Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Annual Meeting by (i) filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

Who pays the costs of soliciting proxies?

        We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement, the proxy card and the Annual Report to Stockholders/Form 10-K for fiscal year 2015, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees. We have retained                at an aggregate estimated cost of            , plus out-of-pocket expenses, to assist in the solicitation of proxies.

Implications of being an "emerging growth company"

        We are an "emerging growth company," as defined in the Jumpstart Our Business Startups Act, enacted on April 5, 2012 (the "JOBS Act"). For as long as we are an "emerging growth company," we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not "emerging growth companies," including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding stockholder advisory "say-on-pay" votes on executive compensation and stockholder advisory votes on golden parachute compensation.

        Under the JOBS Act, we will remain an "emerging growth company" until the earliest of:

  •
  the last day of the fiscal year during which we have total annual gross revenues of $1 billion or more;

  •
  the last day of the fiscal year following the fifth anniversary of our initial public offering;

  •
  the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and

  •
  the date on which we are deemed to be a "large accelerated filer" under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (i) more than $700 million in outstanding common equity held by our non-affiliates and (ii) been public for at least 12 months; the value of our outstanding common equity will be measured each year on the last day of our second fiscal quarter).

        You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

        The Board is currently comprised of six directors, all of whom have terms expiring at the 2016 Annual Meeting. The nominees, all of whom are currently serving as directors of the Company, have been recommended by the Board for re-election to serve as directors for one-year terms until the 2017 annual meeting of stockholders and until their successors are duly elected and qualify. Based on its review of the relationships between the director nominees and the Company, the Board has affirmatively determined that the following directors are "independent" directors under the rules of the NYSE and under applicable rules of the Securities and Exchange Commission (the "SEC"): Messrs. Jay Bartels, John C. Conrad, Chris A. Downey, Joseph W. Glauber and Darell D. Sarff.

        The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our bylaws, decrease the size of the Board.

  Nominees for Election for a One-Year Term Expiring at the 2017 Annual Meeting

        The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.

Name	Age(1)	Title	Director Since
Jay Bartels	51	Independent Director	2014
John C. Conrad	70	Independent Director	2016
Chris A. Downey	65	Independent Director	2014
Joseph W. Glauber	61	Independent Director	2015
Paul A. Pittman	54	Executive Chairman, President and Chief Executive Officer	2014
Darell D. Sarff	66	Independent Director	2014

(1)
Age as of April 1, 2016

        Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, and the period during which he has served as a director.

        Jay Bartels.    Mr. Bartels has served as a director since our initial public offering on April 16, 2014. Since 2010, Mr. Bartels has served as the Chief Executive Officer and President and a member of the board of directors of Trendmojo, Inc., a technology development company, and as the President and a member of the board of directors of Bonsai Development Corp, a California-based software company. In addition, since 2005, he has served as a partner and a member of the board of directors of Germinator, Inc., a California-based seed fund that advises and invests in early-stage technology companies. Mr. Bartels also has served as a member of the board of directors of ProWebSurfer, Inc., which focuses on new media and online advertising, since 2006. From 2008 to 2012, Mr. Bartels was the Chief Operating Officer of CollabRx, a privately held company that focuses on healthcare data research. Mr. Bartels holds a B.S. in Mathematics and Statistics from the University of California at Berkeley.

        Based on his extensive experience as an investor, advisor and manager of a variety of businesses and his demonstrated leadership abilities and financial expertise, we have determined that Mr. Bartels should serve as a director.

        Chris A. Downey.    Mr. Downey has served as a director since our initial public offering on April 16, 2014. Mr. Downey has over 30 years of experience in land development, financial management and management consulting. Since 1998, Mr. Downey has been a principal at Stirling Development, a real estate development company he co-founded. Mr. Downey previously worked for a private real estate company and directed several large-scale master planned community development projects from acquisition through zoning, entitlement, financing, infrastructure and build-out. Mr. Downey is a former CPA and previously was a management consultant with Arthur Young & Company, where he directed the firm's financial planning and controls practice in Orange County, California. Mr. Downey also worked in the medical device operations of Fiat S.p.A. in California and Italy in both line and staff positions. Mr. Downey currently serves on the compensation committee and finance committee of Memorial Health Services, a not-for-profit health system in Southern California. Mr. Downey holds a B.A. degree in Chemistry from the University of California at Irvine, and an M.B.A. from the Anderson School of Management at the University of California at Los Angeles.

        Based on his extensive experience in the real estate industry and his finance and accounting expertise, we have determined that Mr. Downey should serve as a director.

        John C. Conrad.    Mr. Conrad has served a director since March 2016. Mr. Conrad currently engages in consulting services for a major US bank group for recapture of distressed assets. Since 2005, Mr. Conrad has been a principal at JB Consumer Products Group, LLC, a company that Mr. Conrad started to import graphite products into the United States. Since 2007, Mr. Conrad has served as a partner of JB Green Environmental Group, a company engaged in construction projects in Mongolia. Additionally, since 2013, Mr. Conrad has served as the Managing Partner of Global Consulting & Development LLC, a dairy health organization. Pursuant to the Security Holders Agreement, dated as of March 2, 2016, by and among the Company and each of the sellers of the Forsythe farms (the "Security Holders Agreement"), Mr. Conrad was designated to serve on the Board by Gerald R. Forsythe.

        Based on his demonstrated leadership abilities and his experience as an advisor and manager of multiple businesses, we have determined that Mr. Conrad should serve as a director.

        Joseph W. Glauber.    Dr. Glauber has served as a director since February 2015. Dr. Glauber served as the Chief Economist of the U.S. Department of Agriculture (the "USDA") from 2008 to 2014 and as Deputy Chief Economist of the USDA from 1992 to 2007. Dr. Glauber has been active in the agriculture industry since the early 1980s and began working for the USDA in 1984. In addition, Dr. Glauber chaired the Federal Crop Insurance Corporation Board of Directors from 2008 to 2014, served as the chief U.S. agricultural negotiator in the WTO Doha Round from 2007 to 2009 and served on the President's Council of Economic Advisors from 1991 to 1992. Dr. Glauber is currently a visiting senior research fellow at the International Food Policy Research Institute and, over the course of his career, has written numerous articles about the agricultural industry that have been published in academic and trade journals. Dr. Glauber received an A.B. in Anthropology from the University of Chicago and a Ph.D. in Agricultural Economics from the University of Wisconsin.

        Based on his extensive knowledge of agricultural economics and the agricultural industry as a whole, we have determined that Dr. Glauber should serve as a director.

        Paul A. Pittman.    Mr. Pittman has served as our Executive Chairman, President and Chief Executive Officer since the formation of our company. Since 2008, Mr. Pittman also has served as the president of American Agriculture Corporation and Pittman Hough Farms LLC. Mr. Pittman served as the chief administrative officer and executive vice president of Jazz Technologies, Inc., a semiconductor foundry, from March 2007 to September 2008 and its Chief Financial Officer from February 2007 to September 2008. Mr. Pittman also served as the principal accounting officer of Jazz Technologies, Inc. From December 2004 to March 2006, he served as Partner and Head of Mergers & Acquisitions at

ThinkEquity Partners LLC. From April 2000 to January 2003, he served as the President, Chief Executive Officer and Chief Operating Officer of HomeSphere, Inc., an enterprise software company, and TheJobsite.com, which merged into HomeSphere. Before TheJobsite.com, he worked in senior investment banking roles for ten years at Merrill Lynch & Co., and prior to that with Wasserstein Perella Co. From March 1997 to February 2000, he served as Head of Emerging Markets M&A at Merrill Lynch in London, where he was responsible for origination and execution of all M&A business in the region (Eastern Europe, the Middle East, the Former Soviet Union and Africa). Prior to Merrill Lynch & Co., he served as Director of M&A at Wasserstein Perella & Co. in New York and London. Mr. Pittman began his career at Sullivan & Cromwell as an Associate in Mergers and Acquisitions. He has been involved with the residential construction industry for more than 20 years as both a developer and builder and has also served as the general contractor and developer of several condominium and custom home projects. He served as a Director of HomeSphere, Inc., and TheJobsite.com from April 2000 to January 2003. Mr. Pittman graduated from the University of Illinois with a B.S. degree in Agriculture, received a Masters in Public Policy from Harvard University, and a J.D. with Honors from the University of Chicago Law School.

        Based on his knowledge of the Company, its business and properties, his past public company experience, his background in finance and his experience in the real estate industry, including acquiring and managing farmland, we have determined that Mr. Pittman should serve as the Executive Chairman of the Board.

        Darell D. Sarff.    Mr. Sarff has served as a director since our initial public offering on April 16, 2014. Mr. Sarff has been the owner and operator of a diversified grain and vegetable farm in Mason County, Illinois since 1970. Mr. Sarff served as Chairman of the State Committee of Farm Service Agency of the State of Illinois from 2009 to 2014. During that time he oversaw the USDA's Federal Farm Service Agency programs for the State of Illinois. In addition, since 1996, Mr. Sarff has been an owner and managing broker of Kennedy-Sarff Real Estate, LLC and Prairieland Gold Real Estate, in Havana, Illinois. From 1997 until 2013, Mr. Sarff also served as director of Pro-Fac Cooperative Inc., which was a publicly traded agricultural cooperative located in Rochester, New York, that supplied fruits, vegetables and popcorn to food processors. Mr. Sarff also served on the board of directors of the Illinois Farm Bureau from 1986 to 1996. Mr. Sarff holds an associate's degree in agriculture from Illinois Central College.

        Based on his experience in executive roles, including his service as a director on a publicly traded agricultural cooperative, and his extensive experience in agricultural real estate, we have determined that Mr. Sarff should serve as a director.

  Vote Required and Recommendation

        The affirmative vote of a plurality of all the votes cast at the Annual Meeting is necessary for the election of a director. Therefore, the six individuals with the highest number of affirmative votes will be elected to the six directorships. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. There is no cumulative voting with respect to the election of directors.

        THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES SET FORTH ABOVE.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

        The Audit Committee of the Board, which is composed entirely of independent directors, has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of our Audit Committee's selection of our independent registered public accounting firm. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  Vote Required and Recommendation

        The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. For purposes of vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders' best interests. In the event that the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.

        THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

  Relationship with Independent Registered Public Accounting Firm

        Our consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 have been audited by PricewaterhouseCoopers LLP, which served as our independent registered public accounting firm for those years.

        The following summarizes the fees billed by PricewaterhouseCoopers LLP for services performed for the fiscal years ended December 31, 2015 and 2014:

	Year Ended December 31, 2015	Year Ended December 31, 2014(2)
Audit Fees(1)	$784,037	$783,699
Audit-Related Fees	—	33,300
Tax Fees	76,439	55,321
All Other Fees	—	—

Total	$860,476	$872,320

(1)
Audit Fees for 2015 and 2014 include actual fees for the 2015 and 2014 audits, reviews of our quarterly reports on Form 10-Q, additional services associated with our offerings and follow-on offerings, including reviewing registration statements and the issuance of comfort letters and consents.

(2)
Audit Fees in prior year's Proxy Statement included estimates. These amounts have been adjusted to reflect actual amounts incurred.

  Pre-Approval Policies and Procedures

        The Audit Committee's policy is to review and pre-approve, either pursuant to the Company's Audit and Non-Audit Services Pre-Approval Policy (the "Pre-Approval Policy") or through a separate pre-approval by the Audit Committee, any engagement of the Company's independent auditor to provide any permitted non-audit service to the Company. Pursuant to the Pre-Approval Policy, which the Audit Committee will review and reassess periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. Additionally, all audit and permissible non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed $100,000 in the aggregate for any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement. During the year ended December 31, 2015, 100% of the services provided by PricewaterhouseCoopers LLP were pre-approved under the Pre-Approval Policy.

Proposal 3: Approval of the Potential Future Issuance of Shares of Common Stock Upon Redemption of OP Units Issued in the Justice Transaction

  Background of the Justice Transaction

        An important part of our acquisition strategy is our ability to use OP units as currency to acquire farmland from owners seeking to defer their potential taxable gain and diversify their holdings. We believe there are a large number of farm operators and farm families that own farmland that has substantially appreciated in value. According to the USDA's most recent published data, as of 2012, the average age of principal farm operators in the United States was 58 years old, with 33% age 65 or older, and the average age has been increasing steadily in recent years. As a result, we believe that many farm-owning families have estate planning needs and a desire to defer current income taxes, and that our ability to offer OP units as acquisition currency will provide us with a strategic advantage over other potential farm buyers and possibly induce these prospective sellers to sell their farms earlier than they otherwise would in cash-only transactions. We have used OP units as partial consideration for a number of acquisitions, including our two largest acquisitions to date, and we intend to continue to use OP units to acquire farmland in the future. Under the terms of the Partnership Agreement, OP units generally may be tendered for redemption by the holder on or after the first anniversary of issuance for cash, or at our option, shares of Common Stock. See "Description of OP Units."

        On June 2, 2015, we completed the acquisition (the "Justice Transaction") of eight row crop farms located in North Carolina, South Carolina and Virginia totaling approximately 14,935 acres (collectively, the "Justice Property") from unrelated third-party sellers (the "Justice Sellers") for total consideration comprised of (a) $49.8 million in cash, (b) 824,398 shares of the Company's Common Stock and (c) 1,993,709 OP units. Unless and until stockholder approval is obtained, only 1,109,985 of the 1,993,709 OP units issued as partial consideration in the Justice Transaction are eligible to be redeemed by the Company in exchange for shares of Common Stock. Accordingly, until such time as the Company obtains stockholder approval of the Justice Redemption Right, the remaining 883,724 OP units issued in connection with the Justice Transaction can only be redeemed by the Company for cash, as described below. The Justice Property was previously owner-occupied and, as a result, did not have any prior leasing history.

  Justice Redemption Right Proposal Highlights

        Our Common Stock is listed on the NYSE and, as a result, the Company is subject to certain NYSE listing rules and regulations. The NYSE requires that the redemption rights associated with a portion of the OP units issued in the Justice Transaction must be approved by the stockholders prior to taking effect, as described below.

        Section 312.03(c) of the NYSE Listed Company Manual requires stockholder approval prior to any issuance or sale of Common Stock, or securities convertible into or exercisable for Common Stock, in any transaction or series of transactions, if the Common Stock issued or issuable equals or exceeds 20% of the number of shares of Common Stock or of the voting power outstanding prior to the issuance. Because of this restriction, of the 1,933,709 OP units issued in exchange for the Justice Property, 883,724 OP units ("Excess Justice Units") may only be redeemed by the Company for cash if the holders tender such Excess Justice Units on or after the first anniversary of issuance. The Excess Justice Units will only become redeemable by the Company for shares of Common Stock following stockholder approval.

        If our stockholders do not approve the issuance of shares of Common Stock upon the redemption of the Excess Justice Units, then the Excess Justice Units will remain redeemable only for cash beginning on June 2, 2016, the first anniversary of issuance, until stockholder approval is obtained to allow us to issue shares of Common Stock in satisfaction of our redemption obligations. Redeeming the Excess Justice Units for cash could reduce the amount of cash we have available for distributions to stockholders and for other general corporate purposes, including future acquisitions. Furthermore, if we do not have sufficient cash on hand at the time the OP units are tendered for redemption, we may be forced to sell additional shares of our Common Stock or incur additional indebtedness in order to raise cash in an amount sufficient to satisfy our redemption obligations, which could cause dilution to our existing stockholders and materially and adversely affect the market price of shares of our Common Stock.

        Stockholder approval of the Justice Redemption Right does not necessarily mean that the Justice Sellers will elect to tender their OP units for redemption or that, if they do elect to tender their OP units for redemption, that upon such redemption we will elect, in our sole discretion, to redeem the OP units for shares of Common Stock. Even if stockholder approval of the Justice Redemption Right is obtained, we may, in our sole and absolute discretion, elect to acquire some or all of the OP units, including the Excess Justice Units, from the Justice Sellers in exchange for cash rather than issuing shares of Common Stock.

  Vote Required and Recommendation

        The affirmative vote of a majority of the votes cast is required to approve the potential future issuance of shares of Common Stock upon the redemption of the Excess Justice Units. For purposes of the vote on the approval of the Justice Redemption Right Proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. In the event that this proposal is not approved, the Excess Justice Units will remain redeemable by the Company only for cash beginning on June 2, 2016, unless the Company seeks and obtains stockholder approval in the future.

        THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE JUSTICE REDEMPTION RIGHT PROPOSAL.

 DESCRIPTION OF OP UNITS

        The following is a summary of the material terms of the Class A common units of limited partnership interest in the Operating Partnership ("OP units") under the Partnership Agreement and Amendment No. 1 thereto, copies of which are filed as Exhibit 10.1 to our Annual Report on Form 10-K filed on March 15, 2016 and our Current Report on Form 8-K filed on March 3, 2016, respectively. Each of these Exhibits to Current Reports on Forms 8-K is incorporated by reference herein.

OP Units

        In general, on or after the date that is 12 months after the date of the original issuance of the OP units, each holder of OP units (other than us) has the right, subject to the terms and conditions set forth in the Partnership Agreement, to require our Operating Partnership to redeem all or a portion of the OP units held by such limited partner in exchange for a cash amount equal to the number of tendered OP units multiplied by the price of a share of our Common Stock (determined in accordance with, and subject to adjustment under, the terms of the Partnership Agreement), unless the terms of such OP units or a separate agreement entered into between our Operating Partnership and the holder of such OP units provide that they are not entitled to a right of redemption or provide for a shorter or longer period before such limited partner may exercise such right of redemption or impose conditions on the exercise of such right of redemption. On or before the close of business on the tenth business day after the general partner receives a notice of redemption, we may, as parent of the general partner, in our sole and absolute discretion, but subject to the restrictions on the ownership of our Common Stock imposed under our charter and the transfer restrictions and other limitations thereof, elect to acquire some or all of the tendered OP units from the tendering partner in exchange for cash or shares of our Common Stock, based on an exchange ratio of one share of our Common Stock for each OP unit (subject to anti-dilution adjustments provided in the Partnership Agreement).

 CORPORATE GOVERNANCE AND BOARD MATTERS

        We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

  •
  the Board is not classified, with each of our directors subject to re-election annually;

  •
  five of our six directors satisfy the standards for independence of the NYSE and Rule 10A-3 under the Exchange Act;

  •
  one of our directors qualifies as an "Audit Committee financial expert" as defined by the SEC;

  •
  All of our standing Board committees are comprised solely of independent directors;

  •
  we have opted out of the business combination and control share acquisition statutes in the Maryland General Corporation Law; and

  •
  we do not have a stockholder rights plan.

        Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Role of the Board in Risk Oversight

        One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its three standing committees, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board Committees

        Our Board of Directors has established three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. The principal functions of each committee are described below. We comply with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, and each of these committees is comprised exclusively of independent directors. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of our company.

        The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:

Member	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jay Bartels	X		X (chair)
Chris A. Downey*	X (chair)	X
Joseph W. Glauber	X	X	X
Darell D. Sarff		X (chair)	X

*
Audit committee financial expert.

  Audit Committee

        The Audit Committee is comprised of Messrs. Bartels and Downey and Dr. Glauber. Prior to his resignation on November 20, 2015, Dean Jernigan served as a member of the Audit Committee. Mr. Downey, the chairman of the Audit Committee, qualifies as an "audit committee financial expert" as that term is defined by the applicable SEC regulations and NYSE corporate governance listing standards. The Board determined that each of the Audit Committee members is "financially literate" as that term is defined by the NYSE corporate governance listing standards. We adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including oversight related to:

  •
  our accounting and financial reporting processes;

  •
  the integrity of our consolidated financial statements and financial reporting process;

  •
  our systems of disclosure controls and procedures and internal control over financial reporting;

  •
  our compliance with financial, legal and regulatory requirements;

  •
  the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

  •
  the performance of our internal audit function; and

  •
  our overall risk profile.

        The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepares the Audit Committee report included in this Proxy Statement.

        During the fiscal year ended December 31, 2015, the Audit Committee met six times, including telephonic meetings.

  Compensation Committee

        The Compensation Committee is comprised of Mr. Downey, Dr. Glauber and Mr. Sarff, with Mr. Sarff serving as chairman. Prior to his resignation from the Board on February 25, 2015, Robert S. Solomon served as the chairman of the Compensation Committee. Dean Jernigan served as a member of the Compensation Committee until his resignation on November 20, 2015 and was the chairman of the Compensation Committee from February 25, 2015 until his resignation. Michael N. Christodolou served as the chair of the Compensation Committee from November 20, 2015 until his resignation on February 26, 2016. We adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

  •
  reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer's compensation, evaluating our chief executive officer's performance in light of such goals and objectives and determining and approving the remuneration of our chief executive officer based on such evaluation;

  •
  reviewing and approving the compensation of all of our other officers;

  •
  reviewing our executive compensation policies and plans;

  •
  implementing and administering our incentive compensation equity-based remuneration plans;

  •
  assisting management in complying with our proxy statement and annual report disclosure requirements;

  •
  to the extent required by applicable SEC rules, producing a report on executive compensation to be included in our annual Proxy Statement; and

  •
  reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

        During the fiscal year ended December 31, 2015, the Compensation Committee met five times, including telephonic meetings.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is comprised of Mr. Bartels, Dr. Glauber and Mr. Sarff, with Mr. Bartels serving as chairman. Prior to his resignation from the Board on February 25, 2015, Robert S. Solomon served as a member of the Nominating and Corporate Governance Committee. We adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:

  •
  identifying and recommending to the full Board qualified candidates for election as directors and recommending nominees for election as directors at the Annual Meeting of stockholders;

  •
  developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

  •
  reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

  •
  recommending to the Board nominees for each committee of the Board;

  •
  annually facilitating the assessment of the Board's performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE corporate governance listing standards; and

  •
  overseeing the Board's evaluation of management.

        In identifying and recommending nominees for directors, the Nominating and Corporate Governance Committee may consider, among other factors, diversity of relevant experience, expertise and background.

        During the fiscal year ended December 31, 2015, the Nominating and Corporate Governance Committee met four times, including telephonic meetings.

Director Selection Process

        The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and the chairman of the Board and chief executive officer as well as stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for directorship to the Board. Taking the Nominating and Corporate Governance Committee's recommendation into consideration, the Board then approves the nominees for directorship for stockholders to consider and vote upon at the annual stockholders' meeting.

        On March 2, 2016, we completed the acquisition (the "Forsythe Transaction") of approximately 22,100 acres of farmland in Illinois from unrelated third-party sellers (the "Forsythe Sellers") for total consideration comprised of (a) $50.0 million in cash, (b) 2,608,695 OP units valued at $11.50 per OP unit and (c) 117,000 Series A preferred units of limited partnership interest in the Operating Partnership. In connection with the Forsythe Transaction, we and the Forsythe Sellers entered into the Security Holders Agreement, dated as of March 2, 2016 (the "Security Holders Agreement"), to provide the Forsythe Sellers with certain rights. Pursuant to the Security Holders Agreement, until such time that the Forsythe Sellers maintain ownership of at least 10% of the then-outstanding shares of Common Stock (on a fully diluted basis taking into account all outstanding OP units), the Company has agreed to allow Gerald R. Forsythe, as representative of the Forsythe Sellers, to nominate one director to the Board.

        As of April 1, 2016, the Forsythe Sellers collectively owned 13.84% of the combined number of outstanding shares of Common Stock and OP units on a fully diluted basis, and Gerald R. Forsythe has appointed John C. Conrad as their designated member of the Board.

        Stockholders wishing to recommend individuals for consideration as directors must follow the procedures described in Article II, Section 11 of the Company's bylaws, including (among other requirements) the giving of written notice of the nomination to our Secretary no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year's annual meeting. The stockholder's notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act if the candidate had been nominated by or on behalf of the Board. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. See "Other Matters—Stockholder Proposals and Nominations for the 2017 Annual Meeting."

Code of Business Conduct and Ethics

        The Board established a code of business conduct and ethics that applies to our officers, directors and employees. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

  •
  compliance with applicable laws, rules and regulations;

  •
  prompt internal reporting of violations of the code to appropriate persons identified in the code; and

  •
  accountability for adherence to the code of business conduct and ethics.

        Any waiver of the code of business conduct and ethics for our executive officers or directors must be approved by the Board or a committee of the Board, and any such waiver shall be promptly disclosed to stockholders as required by law or NYSE regulations.

Availability of Corporate Governance Materials

        Stockholders may view our corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines, our Code of Business Conduct and Ethics and our code of Ethics for Chief Executive Officer and Senior Financial Officers, on our website at www.farmlandpartners.com under the "Corporate Information—Governance Documents" tab, and these documents are available in print to any stockholder who sends a written request to such effect to Farmland Partners Inc., 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, Attention: Secretary. Information on or accessible from our website is not and should not be considered a part of this Proxy Statement.

Independence of Directors

        NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as "independent" unless the Board of Directors of the company affirmatively determines that the director has no material relationship with the company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company).

        The Board currently has six directors, a majority of whom the Board affirmatively has determined, after broadly considering all relevant facts and circumstances, to be "independent" under the listing standards of the NYSE and under applicable rules of the SEC. The Board affirmatively has determined that each of the following directors is independent under these standards: Mr. Bartels, Mr. Conrad, Mr. Downey, Dr. Glauber, and Mr. Sarff. Mr. Pittman is not independent as he is an executive officer of the Company.

Board Leadership Structure

  Combined Executive Chairman and Chief Executive Officer Positions

        Mr. Pittman serves as the Executive Chairman of the Board, President and Chief Executive Officer. The Board has reviewed its current leadership structure and has determined that the use of the lead independent director, as described below, along with the combined Executive Chairman and Chief Executive Officer positions, is currently the most appropriate and effective leadership structure for the Company. Mr. Pittman has been involved with the agricultural real estate industry for more than 20 years. As the individual primarily responsible for the day-to-day management of business operations, he is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues. Coupled with a lead independent director, this leadership structure allows the Board to exercise independent oversight and enables the Board to have direct access to information related to the day-to-day management of business operations.

  Lead Independent Director

        The Board believes that its governance structure ensures a strong, independent Board even though the Board does not have an independent Chairman. To strengthen the role of our independent directors and encourage independent Board leadership, the Board also has established the position of lead independent director, which currently is held by Mr. Downey. The responsibilities of the lead independent director include, among others:

  •
  presiding at all meetings of the Board at which the Chairman of the Board is not present;

  •
  scheduling meetings of the independent directors from time to time, but not less than twice a year;

  •
  developing the agendas for, and presiding at, executive sessions of the independent directors of the Board;

  •
  communicating the sense of the Board to the Chief Executive Officer of the Company;

  •
  assisting the Chairman of the Board to review and set the agenda and schedule for each of the Board's meetings, including bringing to the attention of the Chairman of the Board particular issues for the Board's attention and consideration and assuring there is sufficient time for discussion of all agenda items;

  •
  assisting in improving the effectiveness of Board meeting;

  •
  assisting the Chairman of the Board in the review and approval of information and materials to be sent to the Board, including in particular providing input as to the quality, quantity and timeliness of the information submitted by the Company's management that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties; and

  •
  coordinating with committee heads with respect to committee self-evaluations.

Board and Committee Meetings

        During the fiscal year ended December 31, 2015, the Board met five times, including telephonic meetings. Each director attended 100% of Board and applicable committee meetings on which he served during his period of service. On February 25, 2015, Mr. Solomon resigned from the Board and Dr. Glauber filled the vacancy left by Mr. Solomon. On November 20, 2015, Mr. Jernigan resigned from the Board and Mr. Christodolou filled the vacancy left by Mr. Jernigan; therefore, Mr. Christodolou did not attend any meetings prior to this date. Mr. Conrad was appointed to the Board on March 27, 2016; therefore, he did not attend any meetings during the year ended December 31, 2015. Directors are expected to attend, in person or by telephone, all Board meetings and meetings of committees on which they serve.

Annual Meeting Attendance

        Pursuant to the policy set forth in our Corporate Governance Guidelines, each director is expected to attend the Annual Meeting. Each director then serving attended our 2015 annual meeting of stockholders.

Executive Sessions of Non-Management Directors

        Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, in order to promote open discussion among non-management directors, our non-management directors meet in executive sessions without management participation regularly. The lead independent director presides at these sessions.

Communications with the Board

        Stockholders and other interested parties may communicate with the Board by sending written correspondence to the "Lead Independent Director" c/o the Secretary of Farmland Partners Inc., 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, who will then directly forward such correspondence to the lead independent director. The lead independent director will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.

Director Compensation

        As compensation for serving on the Board, each of our independent directors receives an annual fee of $30,000, an additional $2,000 for each Board meeting attended in person and $500 for each Board meeting attended by telephone. Each of our independent directors also receives $500 for each committee meeting attended in person and $250 for each committee meeting attended by telephone. The chairman of each of the Audit, Compensation and Nominating and Corporate Governance Committees receives an additional annual fee of $8,000, $5,000 and $3,500, respectively, and the lead independent director receives an additional annual fee of $8,000. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Mr. Pittman does not receive any additional compensation for his service on the Board.

        Concurrently with their appointments to the Board, Dr. Glauber and Mr. Christodolou each received a grant of 3,214 restricted shares of Common Stock. All restricted shares granted to independent directors vest ratably on each of the first three anniversaries of the date of grant, subject to such director's continued service on the Board. Other than the restricted stock awards granted to Dr. Glauber and Mr. Christodolou upon their respective appointments to the Board, no equity grants were made to directors during the year ended December 31, 2015. Upon Mr. Christodolou's resignation on February 26, 2016, he forfeited the 3,214 restricted shares of Common Stock that were granted to him.

        We expect to issue shares of restricted stock to our non-employee directors at an amount to be determined by the Compensation Committee following the Annual Meeting.

  Director Compensation Table

        The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2015, other than Mr. Pittman, who received no separate compensation for his service as a director. For information related to the compensation of Mr. Pittman, please refer to "Compensation of Executive Officers—Summary Compensation Table."

Name	Fees Paid in Cash	Stock Awards		All Other Compensation(4)	Total
Jay Bartels	$44,000	$—		$1,292	$45,292
John C. Conrad(1)	$—	$—		$—	$—
Michael N. Christodolou	$11,250	$35,804	(2)	$—	$47,054
Chris A. Downey	$50,500	$—		$1,292	$51,792
Joseph W. Glauber	$39,250	$35,836	(3)	$1,192	$76,278
Dean Jernigan(5)	$45,250	$—		$1,292	$46,542
Darell D. Sarff	$40,500	$—		$1,292	$41,792
Robert S. Solomon(6)	$—	$—		$373	$373

(1)
Mr. Conrad was appointed to the Board on March 27, 2016, and, therefore, did not receive any compensation during the year ended December 31, 2015.

(2)
Represents the aggregate grant date fair value of 3,214 shares of restricted stock granted on November 23, 2015. As a result of Mr. Christodolou's resignation from the Board on February 26, 2016, all 3,214 shares were forfeited.

(3)
Represents the aggregate grant date fair value of 3,214 shares of restricted stock granted on February 25, 2015.

(4)
Represents dividends paid on unvested restricted stock awards.

(5)
Mr. Jernigan resigned as a director effective November 20, 2015.

(6)
Mr. Solomon resigned as a director effective February 25, 2015, and did not receive any compensation during the year ended December 31, 2015.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee of the Board are Mr. Downey, Dr. Glauber and Mr. Sarff, with Mr. Sarff serving as chairman, each of whom is an independent director. Prior to his resignation from the Board on February 25, 2015, Robert S. Solomon served as the chairman of the Compensation Committee. Mr. Jernigan served as chairman of the Compensation Committee from February 25, 2015 until his resignation on November 20, 2015. Mr. Christodolou served as chairman on the Compensation Committee from November 20, 2015 until his resignation on February 26, 2016. None of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee. Accordingly, during the fiscal year ended December 31, 2015, there were no interlocks with other companies within the meaning of the SEC's proxy rules.

EXECUTIVE OFFICERS

        The following table sets forth information concerning our executive officers. Executive officers are elected annually by the Board and serve at the Board's discretion.

Name	Age(1)	Title
Paul A. Pittman	54	Executive Chairman, President and Chief Executive Officer
Luca Fabbri	47	Chief Financial Officer, Secretary and Treasurer

(1)
Age as of April 1, 2016

        Set forth below is a description of the background of our Chief Financial Officer, Secretary and Treasurer, Mr. Luca Fabbri. Mr. Pittman's background is described above under "Proposals to be Voted On—Proposal 1: Election of Directors."

        Luca Fabbri.    Mr. Fabbri has served as our Chief Financial Officer, Secretary and Treasurer since the founding of our company. Since November 2011, Mr. Fabbri also has served as the senior vice president and chief operating officer of American Agriculture. Mr. Fabbri was a founder of Co3 Systems Inc., an enterprise software company in Cambridge, MA, and served as its vice president of engineering from January 2010 to October 2011. From January 2003 to September 2012, Mr. Fabbri was a consultant with Elk Creek Ventures Inc., providing consulting services in technology, finance and corporate development. From April 2000 to December 2002, Mr. Fabbri served as head of corporate development for Jazz Technologies, Inc. Mr. Fabbri also founded HomeSphere, a software company, and served as its senior vice president and chief financial officer from April 2000 to December 2002. From August 1997 to January 2000, Mr. Fabbri was an associate in mergers and acquisitions in the London office of Merrill Lynch & Co. Mr. Fabbri began his career in Italy as a technology and operations consultant. Mr. Fabbri has a B.S. with Honors in Economics from the University of Naples (Italy) and a M.B.A. in Finance from the Massachusetts Institute of Technology.

 COMPENSATION OF EXECUTIVE OFFICERS

        The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies under SEC rules and the JOBS Act.

        The compensation of Messrs. Pittman and Fabbri identified in our Summary Compensation Table, whom we refer to as named executive officers ("NEOs"), consists of a combination of base salary, bonuses and equity-based compensation.

        The following tables contain certain compensation information for each NEO. Our NEOs for 2015 consisted of the following people: Paul A. Pittman, our Executive Chairman, President and Chief Executive Officer, and Luca Fabbri, our Chief Financial Officer, Secretary and Treasurer.

Summary Compensation Table

        The following table sets forth a summary of all compensation earned, awarded or paid, as applicable, to our NEOs in the fiscal year ended December 31, 2015.

Name and Principal Position	Year	Salary		Bonus		Stock Awards		All Other Compensation(5)	Total
Paul A. Pittman	2015	$432,083		$300,000	(2)	$650,000	(3)	$42,755	$1,424,838
Executive Chairman, President and Chief	2014	$283,333	(1)	$50,000		$1,488,998	(4)	$34,672	$1,857,003
Executive Officer
Luca Fabbri	2015	$251,667		$100,000	(2)	$260,000	(3)	$17,946	$629,613
Chief Financial	2014	$141,667	(1)	$25,000		$624,988	(4)	$14,553	$806,208
Officer, Secretary
and Treasurer

(1)
Amounts represent pro rata portion of annual base salary allocable for the period commencing with the closing of our initial public offering on April 16, 2014 and ended December 31, 2014 based on the following annual salaries: Mr. Pittman—$400,000 and Mr. Fabbri—$200,000.

(2)
The 2015 Bonus Awards, which were in the sole discretion of the Compensation Committee, were based on the Compensation Committee's assessment of the performance of the NEOs in 2015, including, but not limited to, significantly increasing the total acreage in our portfolio.

(3)
Represents the aggregate grant date fair value of the stock portion of the annual bonus paid to each NEO, which comprised approximately 72% of the total bonus award. The stock portion of the bonus award was in the form of restricted Common Stock that vests ratably over three years.

(4)
Represents the aggregate grant date fair value on April 16, 2014, the date of grant, of a number of restricted shares of our Common Stock granted to our NEOs concurrently with the completion of our initial public offering.

(5)
Represents dividends paid on unvested restricted stock awards.

2016 Compensation

        For the fiscal year ending December 31, 2016, the Compensation Committee has approved a base salary for Mr. Pittman of $477,000 and a base salary for Mr. Fabbri of $275,000. Bonus awards for 2016 will be determined at the sole discretion of the Compensation Committee based on an assessment of the performance of the NEOs. One of the performance metrics that the Compensation Committee will take into consideration when determining the 2016 bonus awards is whether the Company increases total acreage in its portfolio by twenty percent or more during the fiscal year ending December 31, 2016.

Outstanding Equity Awards at Fiscal Year-End December 31, 2015

        The following table presents information about our NEO's outstanding equity awards as of December 31, 2015.

Name	Grant Date	Number of Shares That Have Not Vested		Market Value of Shares That Have Not Vested(3)	Equity Incentive Plan Awards: Number of Unearned Shares That Have not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested(3)
Paul A. Pittman	4/16/2014	70,905	(1)	$777,828	70,905	(1)	$777,828
Executive Chairman,
President and Chief
Executive Officer
Luca Fabbri	4/16/2014	29,762	(2)	$326,489	29,762	(2)	$326,489
Chief Financial Officer,
Secretary and Treasurer

(1)
Represents the unvested portion of the 106,357 shares of restricted stock granted to Mr. Pittman under our 2014 Equity Incentive Plan in connection with our initial public offering, which vest ratably on the first three anniversaries of the date of grant. 35,452 shares vested on April 16, 2015 and an additional 35,452 shares will vest on each of April 16, 2016 and 2017, subject to Mr. Pittman's continued service to the Company.

(2)
Represents the unvested portion of the 44,642 shares of restricted stock granted to Mr. Fabbri under our 2014 Equity Incentive Plan in connection with our initial public offering, which vest ratably on the first three anniversaries of the date of grant. 14,881 shares vested on April 16, 2015 and an additional 14,881 shares will vest on each of April 16, 2016 and 2017, subject to Mr. Fabbri's continued service to the Company.

(3)
Market value reflects the number of restricted shares multiplied by $10.97 per share, which was the closing price of our Common Stock on the NYSE on December 31, 2015.

Employment Agreements

        Upon completion of our initial public offering, we entered into employment agreements with Messrs. Pittman and Fabbri. The employment agreements have initial three-year terms with automatic one-year renewals thereafter, unless the executive or we provide notice of non-renewal to the other party.

        The employment agreements provide that, if the executive's employment is terminated:

  •
  by us for "cause," by the executive without "good reason," as a result of a non-renewal of the employment term by the executive, or due to the executive's death, then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all earned and accrued but unpaid bonuses; (iii) all accrued but unused vacation for the year in which the termination occurs through the termination date; and (iv) all approved, but unreimbursed, business expenses;

  •
  by us without "cause," by the executive for "good reason," or as a result of a non-renewal of the employment term by us, then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all accrued but unused vacation for the year in which the termination occurs through the termination date; (iii) all approved, but unreimbursed, business expenses; (iv) all earned and accrued but unpaid bonuses; (v) any COBRA continuation coverage premiums required for the coverage of the executive (and his eligible dependents) under our major medical group health plan, generally for a period of 18 months or, if less, until the executive or his eligible dependent is no longer entitled to COBRA coverage; and (vi) a separation payment equal to the sum of three times (3x) for Mr. Pittman, and two times (2x) for Mr. Fabbri, of their (A) then-current base salary, (B) average annual bonus for the two annual bonus periods completed prior to termination (or target bonus for any fiscal year not yet completed), and (C) the average value of any annual equity award(s) made in connection with the prior two annual grants during the employment term (excluding the initial grant of restricted shares described above, any awards made pursuant to multi-year, at performance or long-term performance program and any other non-recurring awards, with such separation payment being payable in equal installments over a period of 12 months following such termination;

  •
  due to the executive's "disability," then we shall pay the executive (or the executive's estate and/or beneficiaries, as the case may be): (i) all accrued but unpaid wages through the termination date; (ii) all earned and accrued but unpaid bonuses prorated to the date of his disability; (iii) all accrued but unused vacation for the year in which the termination occurs through the termination date; (iv) all approved, but unreimbursed, business expenses; and (v) any COBRA continuation coverage premiums required for the coverage of the executive (or his eligible dependents) under our major medical group health plan, generally for a period of 18 months or, if less, until the executive or his eligible dependent is no longer entitled to COBRA coverage.

        Additionally, if the executive's employment is terminated by us without "cause," by the executive for "good reason" or as a result of a non-renewal of the employment term by us, all of the executive's outstanding unvested equity-based awards (including but not limited to, restricted stock and restricted stock units) will vest and become immediately exercisable and unrestricted, without any action by the Board or any committee thereof (except vesting may be delayed to qualify as performance-based compensation for purposes of Section 162(m) of the Code).

        The executive's right to receive the severance payments and benefits described above is subject to his delivery and non-revocation of an effective general release of claims in favor of the Company and compliance with customary restrictive covenant provisions, including, relating to confidentiality, noncompetition, nonsolicitation, cooperation and nondisparagement.

        In addition, under the employment agreements, to the extent any payment or benefit would be subject to an excise tax imposed in connection with Section 4999 of the Code, such payments and/or benefits may be subject to a "best pay cap" reduction to the extent necessary so that the executive receives the greater of the (i) net amount of the payments and benefits reduced such that such payments and benefits will not be subject to the excise tax and (ii) net amount of the payments and benefits without such reduction.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table gives information about shares of our Common Stock that may be issued under our Amended and Restated 2014 Equity Incentive Plan as of December 31, 2015.

Plan Category	Number of Shares of Stock Issued That Have Not Vested	Market Value of Shares of Stock That Have Not Vested(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders(2)	145,000	$1,590,650	399,716
Equity compensation plans not approved by stockholders	—	—	—

Total	145,000	$1,590,650	399,716

(1)
Market value reflects the number of shares multiplied by $10.97 per share, which was the closing price of our Common Stock on the NYSE on December 31, 2015.

(2)
Our Amended and Restated 2014 Equity Incentive Plan was approved by our stockholders in connection with our 2015 Annual Meeting of Stockholders.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is currently composed of Messrs. Bartels, Downey and Glauber, with Mr. Downey serving as its chairperson. The members of the Audit Committee are appointed by and serve at the discretion of the Board.

        One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company's financial statements. The Company's management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 with our management.

        The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company's independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board ("PCAOB").

        The Audit Committee has received both the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services, by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP from management and the Company.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited financial statements for 2015 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Respectfully submitted,
The Audit Committee of the Board of Directors
Chris A. Downey (Chairman) Jay Bartels Joseph W. Glauber

        The Audit Committee Report above does not constitute "soliciting material" and will not be deemed "filed" or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information as of April 1, 2016, regarding the beneficial ownership of shares of our Common Stock and OP units (unless otherwise indicated) by (a) each of our directors, (b) each of our named executive officers, (c) all of our directors and executive officers as a group, and (d) each person known to us to be the beneficial owner of more than five percent of our Common Stock. Beginning one year after the date of issuance, an OP unit is redeemable for cash equal to the then-current market value of one share of our Common Stock or, at our option, for one share of Common Stock. Unless otherwise indicated, all shares and OP units are owned directly and the indicated person has sole voting and dispositive power with respect to such shares or OP units. The SEC has defined "beneficial ownership" of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.

        Unless otherwise indicated, the address of each person listed below is c/o Farmland Partners Inc. 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237.

Name	Number of Shares Beneficially Owned		% of All Shares(1)	Number of OP Units Beneficially Owned	% of All Shares and OP Units(1)(2)
Paul A. Pittman	436,105	(3)	3.61%	1,517,100	8.04%
Luca Fabbri	70,941		*	—	*
Jay Bartels	3,714	(4)	*	—	*
John C. Conrad	—		*	—	—
Chris A. Downey	45,046	(5)	*	—	*
Joseph W. Glauber	3,214		*	—	*
Darell D. Sarff	3,688		*	—	*

All executive officers, directors and director nominees as a group (7 people)	562,708		4.66%	1,517,100	8.04%
More than 5% Beneficial Owners
Forsythe Land Company(6)	—		—	1,200,195	6.36%
1111 Willis Avenue
Wheeling, Illinois 60090

(1)
Based on an aggregate of 12,072,321 shares of our Common Stock outstanding as of April 1, 2016.

(2)
Based on an aggregate of 6,785,991 OP units outstanding as of April 1, 2016 (other than OP units held by us). Does not include OP units that may be issued upon conversion of the Series A preferred units of limited partnership interest in our Operating Partnership, which were issued to the Forsythe Sellers and may be converted to OP units on or after March 2, 2026 in accordance with the Partnership Agreement.

(3)
Includes 5,300 shares held by Mr. Pittman's spouse and 3,101 shares held by Mr. Pittman as UTMA custodian for his daughters.

(4)
Includes 500 shares held by Mr. Bartels' spouse.

(5)
Includes 41,832 shares held by a trust of which Mr. Downey and his spouse are the sole trustees and beneficiaries and 1,832 shares purchased through a dividend reinvestment plan.

(6)
Forsythe Land Company has sole voting power and sole dispositive power over 1,200,195 OP units.

*
Less than 1.0%

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

        The Board has adopted a written related person transaction approval policy to further the goal of ensuring that any related person transaction is properly reviewed, approved by the Audit Committee, and fully disclosed in accordance with the rules and regulations of the SEC and the NYSE. The policy applies to transactions or arrangements between the Company and any related person, including directors, director nominees, executive officers, greater than 5% stockholders and the immediate family members of each of these groups (the "Related Persons"). They do not, however, apply with respect to general conflicts between the interests of the Company and our employees, officers and directors, including issues relating to engaging in a competing business and receiving certain benefits from the Company, such as loans or guarantees of obligations, which are reported and handled in accordance with the Company's Code of Business Conduct and Ethics and other procedures and guidelines implemented by the Company from time to time.

        Under the policy, the Related Person is responsible for identifying and reporting to the Audit Committee any proposed related person transaction. In the event the Chief Executive Officer determines that it is impractical or undesirable to wait until an Audit Committee meeting can be convened in order to review a transaction with Related Person, the Chairperson of the Audit Committee may act as an authorized subcommittee on behalf of the Audit Committee to review the such transaction, so long as the Chairperson is a disinterested member with respect to such transaction. After considering all the facts and circumstances available to the Audit Committee, the Audit Committee will approve, ratify or reject the transaction, in its discretion. All approved transactions with Related Persons will be disclosed to the full Board.

Related Party Transactions

  Leases with Our Former Related Tenants

        As of December 31, 2015, 11% of the acres in the Company's portfolio were rented to and operated by Astoria Farms or Hough Farms, both of which were related parties. Astoria Farms is a partnership in which Pittman Hough Farms LLC, which was 75% owned by Mr. Pittman, had a 33.34% interest. The balance of Astoria Farms was held by limited partnerships in which Mr. Pittman was the general partner. Hough Farms is a partnership in which Pittman Hough Farms had a 25% interest. Effective as of December 31, 2015, Mr. Pittman neither owns any direct or indirect interest in, nor has control of, Astoria Farms and Hough Farms. The aggregate rent recognized by the Company from these entities for the year ended December 31, 2015 was $2,720,757.

  Acquisition of the Tomasek Farm from Mr. Pittman

        On June 30, 2015, the Company acquired the Tomasek farm, which consists of 58 acres located in McDonough County, Illinois, from Mr. Pitman for a purchase price of $690,463. In connection with the acquisition of the Tomasek farm, the Company assumed a two year lease with Astoria Farms with annual rents of $18,749.

  Lease with American Agriculture Aviation LLC

        On July 21, 2015, the Company entered into a lease agreement with American Agriculture Aviation LLC ("American Ag Aviation") for the use of a private plane. American Ag Aviation is a Colorado limited liability company that is owned 100% by Mr. Pittman. The Company reimburses American Ag Aviation solely for use of the private plane for business purposes by the Company's executive officers. During the year ended December 31, 2015, the Company reimbursed American Ag

Aviation in the amount of $103,090 in connection with use of the aircraft in accordance with the lease agreement.

  Tax Protection Agreement

        In connection with the formation transactions related to our initial public offering, the Operating Partnership entered into a tax protection agreement that provides benefits to Pittman Hough Farms LLC ("Pittman Hough Farms"), in which Mr. Pittman formerly had a 75% controlling interest. Pursuant to such tax protection agreement, the Operating Partnership has agreed to indemnify Pittman Hough Farms, against adverse tax consequences (including as a result of receiving a tax protection payment) in connection with (i) our sale of the protected properties in our portfolio in a taxable transaction until the fifth (with respect to certain properties) or seventh (with respect to other properties) anniversary of the completion of the Formation Transactions related to our initial public offering and (ii) the Operating Partnership's failure to provide Pittman Hough Farms, the opportunity to guarantee certain debt of the Operating Partnership (or, alternatively, to enter into deficit restoration obligations) until the seventh anniversary of the completion of the Formation Transactions. In our portfolio, 15 properties, which represent 6.0% of the total acres in the portfolio as of March 23, 2015, are subject to the five-year tax protection period described in clause (i) above; and 11 properties, which represent 6.0% of the total acres in the portfolio, are subject to the initial seven-year tax protection period. In addition, after expiration of the aforementioned initial tax protection periods, the Operating Partnership generally has agreed to use its best efforts to continue to comply with its obligations under the tax protection agreement with respect to those properties subject to the seven-year protection period and its obligations described under clause (ii) above. Notwithstanding the foregoing, all such obligations generally terminate on the earlier of (x) the disposition by Pittman Hough Farms, in a taxable transaction, of 50% or more of the OP units originally received pursuant to the Formation Transactions, and (y) the later of the death of Mr. Pittman or his wife. Pursuant to the tax protection agreement, it is anticipated that the total amount of protected built-in gain on the protected properties will be approximately $33.2 million, approximately $20.6 million of which is attributable to those properties subject to the initial seven-year protection period. The Operating Partnership also has agreed to provide Pittman Hough Farms, the opportunity to guarantee a portion of the Operating Partnership's indebtedness, or, alternatively, to enter into deficit restoration obligations, to provide certain tax protections. This opportunity will also be provided upon future repayment, retirement, refinancing or other reduction (other than scheduled amortization) of the Operating Partnership's liabilities, and we will indemnify Pittman Hough Farms for any tax liabilities it incurs as a result of our failure to timely provide such opportunity and any tax liabilities incurred as a result of such tax protection payment.

  Indemnification of Officers and Directors

        Our charter and bylaws provide for certain indemnification rights for our directors and officers and we entered enter into an indemnification agreement with each of our executive officers and directors, providing for procedures for indemnification and advancement by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as officers or directors, or in certain other capacities, to the maximum extent permitted by Maryland law.

 OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file.

        Based on our review of the copies of such forms, and/or on written representations from the reporting persons that they were not required to file a Form 5 for the fiscal year, we believe that these filing requirements were satisfied by the reporting persons during the fiscal year ended December 31, 2015, except for an amendment to Mr. Christodolou's Form 3 that inadvertently was untimely filed to report 10,000 shares of our Common Stock owned by Mr. Christodolou prior to becoming a director that were not reported in his initial Form 3.

Other Matters to Come Before the 2016 Annual Meeting

        No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Stockholders Proposals and Nominations for the 2017 Annual Meeting

        Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the 2017 annual meeting of stockholders must be received at our principal executive offices no later than                        , 2016.

        In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of our bylaws, which are on file with the SEC and may be obtained from our Secretary upon request. These notice provisions require that nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders for the 2016 Annual Meeting must be received no earlier than                        , 2016 and no later than                         , 2016.

Householding of Proxy Materials

        The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Farmland Partners Inc. at 4600 S. Syracuse Street, Suite 1450, Denver, CO 80237, Attention: Secretary, or contact us by telephone at (720) 452-3100. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

 WHERE TO FIND ADDITIONAL INFORMATION

        The SEC maintains a website that contains reports, proxies and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our Proxy Statements, annual reports on Form 10-K, Quarterly Reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC's website. Stockholders may also read and copy materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. Stockholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We maintain a website at http://www.farmlandpartners.com. You should not consider information on our website to be part of this Proxy Statement.

INCORPORATION BY REFERENCE

        The SEC allows us to "incorporate by reference" into this Proxy Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement, and later information that we file with the SEC as specified below will update and supersede that information. Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, we incorporate by reference the following filings:

  •
  The Company's Annual Report on Form 10-K for the year ended December 31, 2015; and

  •
  The Company's Current Reports on Form 8-K dated March 3, 2016, March 31, 2016 and April 1, 2016.

        This proxy statement incorporates important business and financial information about Farmland Partners Inc. from other documents that are not included in or delivered with this document. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in this Proxy Statement through our website, www.farmlandpartners.com, and from the SEC at its website, www.sec.gov, or by written request directed to us at Farmland Partners Inc. 4600 S. Syracuse Street, Suite 1450, Denver, Colorado 80237, Attention: Secretary.

* * * *

By Order of the Board of Directors,
Luca Fabbri Secretary

Denver, Colorado
                        , 2016

Farmland Partners Inc. 4600 S. Syracuse Street, Suite 1450 Denver, Colorado 80237

SUBMIT YOUR PROXY BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE : 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, BY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors	For All	Withhold All	For All Except
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Nominees:	☐	☐	☐

01 Jay Bartels 02 John C. Conrad 03 Chris A. Downey 04 Joseph W. Glauber 05 Paul A. Pittman 06 Darell D. Sarff

	For	Against	Abstain

2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016	☐	☐	☐

	For	Against	Abstain

3. To approve the issuance of shares of our common stock upon the redemption of 883,798 of the OP units issued in the Justice Transaction (the “Justice Redemption Right Proposal”)	☐	☐	☐

NOTE: We may conduct such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appears(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Annual Report to Stockholders/Form 10-K is/are available at www.proxyvote.com

Farmland Partners Inc.
Annual Meeting of Stockholders
May 25, 2016, 8:00 a.m. MDT

This proxy is solicited on Behalf of the Board of Directors

The undersigned hereby appoints Paul A. Pittman and Luca Fabbri, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, $0.01 par value per share, of FARMLAND PARTNERS INC. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. MDT on May 25, 2016, at the Company’s offices, located at 4600 S. Syracuse Street, Suite 1450, Denver, CO 80237, and any adjournment or postponement thereof.

For Proposal 1 (Election of Directors) you may vote “FOR” all of the nominees to the Board of Directors or you may “WITHHOLD” your vote for all of the nominees or for any nominee(s) that you specify. For Proposal 2 (ratification of the appointment of PricewaterhouseCoopers LLP) and Proposal 3 (approval of the Justice Redemption Right Proposal), you may vote “FOR” or “AGAINST” such proposal or “ABSTAIN” from voting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side